EXHIBIT 10.9

SOFTWARE LICENSING AGREEMENT

April 5, 2023

Eco Science Solutions Inc.

and

eXPO Financial Services LLC

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SOFTWARE ACQUISITION AGREEMENT	1

SOFTWARE ACQUISITION AGREEMENT	3

RECITALS	3

AGREEMENT	3

1. DEFINITIONS	3

2. CONVEYANCE OF RIGHTS	4

4. PAYMENT	5

5. WARRANTIES OF TITLE	5

6. FURTHER ASSURANCES	5

7. PROTECTION OF TRADE SECRETS	6

8. ACKNOWLEDGMENT OF RIGHTS	6

9. LIMITED WARRANTY; SUPPORT	7

11. INDEMNITY	7

12. MISCELLANEOUS	7

Signature page	8

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SOFTWARE ACQUISITION AGREEMENT

This Software Acquisition Agreement ("Agreement") is made this April 5, 2023 ("Effective Date"), by and between Eco Science Solutions Inc. with its principal place of business at 300 S. El Camino Real Suite 206 San Clemente, CA 92672 ("Software Licensee and eXPO Financial Services LLC, with its principal place of business at 104 E Main Street, Sun City, KS 67143 ("eXPO Financial Services LLC”).

RECITALS

A. eXPO Financial Services LLC licenses rights, title, and interest in and to that certain computer program identified as a White Label License called eXPO (Electronic eXchange Portal) which is a White Label copy of TracPay ("Software" owned by NcompassTrac (NCT)).

B. eXPO Financial Services LLC desires to assign, grant, convey, and transfer the Software License to Software Licensee, and Software Licensee desires to license the Software, in accordance with the terms and conditions of this agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, eXPO Financial Services LLC and Software Licensee, intending to be legally bound, hereby agree as follows:

AGREEMENT

1. DEFINITIONS

1.1. Software means, collectively, the full White Label version of the Software delivered to Software Licensee , together with any and all improvements, corrections, modifications, updates, enhancements or other changes, whether or not included in the current retail version.

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2. CONVEYANCE OF RIGHTS

2.1. eXPO Financial Services LLC hereby transfers, grants, conveys, assigns, and relinquishes exclusively to Software Licensee all of eXPO Financial Services LLC's right, title, and interest in and to both the tangible and the intangible property constituting the Software, in perpetuity (or for the longest period of time otherwise permitted by law).

3. PAYMENT

3.1.Purchase Price. In consideration for eXPO Financial Services LLC's execution of this agreement and performance of the terms and conditions contained herein, Software Licensee agrees to pay to eXPO Financial Services LLC, the sum of $100,000 (One Hundred Thousand dollars). A pre-paid amount of $14,000 is already held by eXPO Financial Services LLC. The balance of the $86,000 will be paid under the following payment schedule.

April 15, 2023	$15,000
May 15, 2023	$6,000
June 15, 2023	$6,000
July 15, 2023	$15,000
Aug 15, 2023	$6,000
Sept 15,2023	$6,000
Oct 15, 2023	$15,000
Nov 15, 2023	$17,000

Should Eco Science Solutions receive investor funding prior to full payment of the above then the company shall utilize investment funds to pay in full.

3.2. Taxes. The amount payable to eXPO Financial Services LLC by Software Licensee under this Section 4 is inclusive of any national, state or local sales, use, value-added or other taxes, customs duties, or similar tariffs and fees which eXPO Financial Services LLC may be required to pay or collect upon the delivery of Software or upon collection of the fee.

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4. WARRANTIES OF TITLE

4.1. eXPO Financial Services LLC represents and warrants that:

(a) Software Licensee shall receive, pursuant to this Agreement as of the Effective Date, right, title, and interest in and to all tangible and intangible property rights existing in the Software License, except for those matters addressed in Section 6 of this Agreement.

(b) There are no agreements or arrangements in effect with respect to the marketing, distribution, licensing, or promotion of the Software by any independent salesperson, distributor, sub-licensor, or other remarketer or sales organization.

5. FURTHER ASSURANCES

5.1. eXPO Financial Services LLC shall execute and deliver such further conveyance instruments and take such further actions as may be necessary or desirable to evidence more fully the transfer of license of all of the Software to Software Licensee. eXPO Financial Services LLC therefore agrees:

(a) To execute, acknowledge, and deliver any affidavits or documents of assignment and conveyance regarding the Software; and

(b) To perform any other acts deemed necessary to carry out the intent of this Agreement.

6. PROTECTION OF TRADE SECRETS

6.1. The parties agree to hold each other's Confidential Information in for a period of five (5) years following the Effective Date of this Agreement. The parties agree, that unless required by law, they shall not make each other's Confidential Information available in any form to any third party or to use each other's Confidential Information for any purpose other than the implementation of this Agreement. Each party agrees to take all reasonable steps to ensure that Confidential Information is not disclosed or distributed by its employees or agents in violation of the terms of this Agreement.

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6.2. A party's "Confidential Information" shall not include information that: (a) is or becomes a part of the public domain through no act or omission of the other party; (b) was in the other party's lawful possession prior to the disclosure and had not been obtained by the other party either directly or indirectly from the disclosing party; (c) is lawfully disclosed to the other party by a third party without restriction on disclosure; (d) is independently developed by the other party; or (e) is required to be disclosed by any judicial or governmental requirement or order (provided that Recipient timely advises the disclosing party of the governmental demand for disclosure).

7. ACKNOWLEDGMENT OF RIGHTS

7.1. In furtherance of this Agreement, eXPO Financial Services LLC hereby acknowledges that, from and after the effective date of this Agreement, Software Licensee has acceded to all of eXPO Financial Services LLC's right, title, and standing to:

(a) Receive all rights and benefits pertaining to the Software and the Agreements;

(b) Institute and prosecute all suits and proceedings and take all actions that Software Licensee, in its sole discretion, may deem necessary or proper to collect, assert, or enforce any claim, right, or title of any kind in and to any and all of the Software.

(c) Defend and compromise any and all such action, suits, or proceedings relating to such transferred and assigned rights, title, interest, and benefits, and perform all other such acts in relation thereto as Software Licensee, in its sole discretion, deems advisable.

8. LIMITED WARRANTY; SUPPORT

8.1. For a period of 3 months from the Effective Date, eXPO Financial Services LLC shall provide a specialist, who is presently an employee or consultant to Eco Science Solutions, Inc. and who is the most knowledgeable of the Software, to provide consulting services to Software Licensee. All salaries, benefits, and other obligations to these specialists shall be paid by Eco Science Solutions, Inc.

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9. MISCELLANEOUS

9.1 Binding. This Agreement shall insure to the benefit of, and be binding upon, the parties hereto, together with their respective legal representatives, successors, and assigns.

9.2. Choice of Law. This agreement shall be governed by and construed in accordance with the laws of the United States and the State of Nevada.

9.3. Notices. Any notices given by either party hereunder will be in writing and will be given by personal delivery, national overnight courier service, or by U.S. mail, certified or registered, postage prepaid, return receipt requested, to eXPO Financial Services LLC or Software Licensee at their respective addresses specified above. All notices will be deemed effective upon personal delivery, or five (5) days following deposit in the U.S. mail, or two (2) business days following deposit with any national overnight courier service.

9.4. Entirety and Amendment. This Agreement herein constitutes the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous agreements, any representations or communications. The terms of this Agreement may not be amended except by a writing executed by both parties.

9.5. Force Majeure. Neither party will be in default if its performance is delayed or becomes impossible or impractical by reason of any cause beyond such party's reasonable control.

WHEREAS, the parties have executed this agreement in counterparts, each of which shall be deemed an original, as of the Effective Date first written above.

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Signature page

SOFTWARE LICENSEE

Eco Science Solutions, Inc.

Date 4/10/2023

Signature: /s/ Michael Rountree

Michael Rountree, CPA MBT

Eco Science Solutions, Inc.

Chief Executive Officer

CURRENT SOFTWARE LICENSEE

eXPO Financial Services LLC

Date: 4/10/2023

Signature: /s/ Tina Sarnoff

Tina Sarnoff, CAMS, CFCS

eXPO Financial Services LLC

Owner

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